Exhibit 21

List of Subsidiaries of LandAmerica Financial Group, Inc.

Name	State of Incorporation or Organization

Beech Fly, LLC	Virginia
Commonwealth Land Title Insurance Company	Pennsylvania
Atlantic Title & Abstract Company	Delaware
ATACO, Inc.	Pennsylvania
CLTIC – RELO, Inc.	Pennsylvania
Commercial Settlements, Inc.	District of Columbia
Commonwealth Land Title Company	California
Commonwealth Land Title Company of San Antonio	Texas
Commonwealth Land Title Company of Washington	Washington
Commonwealth Land Title Insurance Company of New Jersey	New Jersey
Commonwealth Relocation Services, Inc.	Pennsylvania
Commonwealth Title of Arizona	Arizona
Congress Abstract Corporation	Pennsylvania
Edge Rock, Inc.	Delaware
Cornerstone Residential Title Agency	Ohio
First Growth-Commonwealth Title Agency, LLC	New Jersey
LandAmerica Albuquerque Title Company	New Mexico
LandAmerica Capitol City Title Services, Inc.	New Mexico
LandAmerica Commonwealth Title of Austin, Inc.	Texas
LandAmerica Commonwealth Title of Dallas, Inc.	Texas
LandAmerica Commonwealth Title of Fort Worth, Inc.	Texas
LandAmerica Commonwealth Title of Houston, Inc.	Texas
LandAmerica Partners Title Company	Texas
LandAmerica Reinsurance Services, Inc.	Vermont
LandAmerica Texas OneStop, Inc.	Texas
Longworth Insured Title Agency, LLC	Ohio
New York Land Services, Inc.	New York
Pikes Peak Title Service, Inc.	Colorado
Plantco, Inc.	District of Columbia
Portland Financial Services Corporation	Oregon
Property Services, Inc.	Pennsylvania
Rainier Title Company	Washington
Residential Abstract, LLC	New York
Geodata Research Systems, Inc.	Florida
INFO1 Holding Company, Inc.	Delaware
Info1 Credit Reporting, Inc.	Delaware
Info1 Service Corp.	Delaware
Inspectech, Inc.	Virginia
LFG Processing Corporation	Virginia
LandAmerica Alliance Company	Virginia
Blue Max Land & Title Agency, LLC	Ohio
Buckeye Bancorp Title, LLC	Ohio
Buckeye State Title Agency, LLC	Ohio
Cross Roads Title Services, LLC	Ohio

List of Subsidiaries of LandAmerica Financial Group, Inc.

Name	State of Incorporation or Organization

E. Title Agency, LLC	Ohio
Elite Title Services, LLC	Michigan
Elite Transaction Services, LLC	Ohio
Four Star Title Agency, LLC	Ohio
Homeland Transactions Services, LLC	Ohio
LandAmerica Production Center, LLC	Virginia
LandAmerica Survey Company	Virginia
M and M Title Services, LLC	Ohio
Maple City Title Services, LLC	Ohio
North Central Title Agency, LLC	Ohio
Northern Title Agency of Ohio, LLC	Ohio
Oklahoma OneStop, LLC	Oklahoma
Pro-Am Title Services, LLC	Ohio
Secura Transaction Services, LLC	Ohio
US Financial Title Services, LLC	Ohio
USA Title Affiliates, Inc.	Virginia
LandAmerica Assessment Corporation	Virginia
LandAmerica Commercial Appraisal Corporation	Virginia
LandAmerica Commercial Search Services Company	Virginia
LandAmerica Exchange Company	Maryland
Building Exchange Company	Virginia
Landam Construction Exchange Company	Virginia
LandAmerica Insurance Agency, Inc.	Virginia
LEISA of Connecticut, Inc.	Connecticut
LandAmerica OneStop, Inc.	Virginia
Lawyers Title Insurance Corporation	Virginia
American Title Group, Inc.	Texas
LandAmerica American Title Company	Texas
LandAmerica Austin Title Company	Texas
LandAmerica Lawyers Title of San Antonio, Inc.	Texas
LandAmerica Texas Title Company	Texas
Bankers Alliance Title Agency, LLC	Ohio
Builders Disbursement Services, Inc.	Virginia
Charleston Title Agency, LLC	Ohio
First Title & Escrow Company, Inc.	Tennessee
Global Corporate Services, Inc.	Virginia
J-Fly, LLC	Virginia
LandAmerica Charter Title Company	Virginia
LandAmerica Lawyers Title of Amarillo, Inc.	Texas
LandAmerica Lawyers Title of El Paso, Inc.	Virginia
LandAmerica Lawyers Title of Roswell, Inc.	New Mexico
LandAmerica New Mexico Title Company	New Mexico
LandAmerica Wilson Title Company	Texas
Lawyers Holding Corporation	Virginia
Lawyers Title Canada Corporation	Canada

2

List of Subsidiaries of LandAmerica Financial Group, Inc.

Name	State of Incorporation or Organization

Lawyers Title Company	California
LandAmerica Default Services Company	California
LandAmerica Account Servicing, Inc.	Arizona
Lawyers Title of Arizona, Inc.	Arizona
Lawyers Title of Nevada, Inc.	Nevada
Lawyers Title Realty Services, Inc.	Virginia
LTIC Alliance, LLC	Ohio
HL Title Agency, LLC	Ohio
Performance Tax Services, Inc	Texas
Property Title Insurance Corporation	Puerto Rico
APEX Title Insurance Corporation	Puerto Rico
RE/Affirm Title Agency, LLC	Ohio
The Title Guarantee & Trust Company	Ohio
Title Investors Group, Inc.	Texas
Land Title Insurance Company	California
Title Insurance Company of America	Tennessee
LERETA Corp.	California
Orange County Bancorp	California
Centennial Bank	California
Palma, LaZar and Ulsh, LP	Pennsylvania
Southland Acquisition Corporation	California
Transnation Title Insurance Company	Arizona
American Title Company of Livingston	Michigan
Escrow Support Network	California
Gateway Title Company	California
Land Title Agency, Inc.	New Jersey
Portland Title Agency, LLC	Oregon
TransAccount Services, Inc.	Washington
Transnation Title & Escrow, Inc.	Delaware
Transnation Title Insurance Company of New York	New York
Title Transfer Services, Inc	Colorado

3